Exhibit 99.1

FOR IMMEDIATE RELEASE

Plains All American Pipeline, L.P. and Plains GP Holdings Report First-Quarter 2015 Results

(Houston — May 5, 2015) Plains All American Pipeline, L.P. (NYSE: PAA) and Plains GP Holdings (NYSE: PAGP) today reported first-quarter 2015 results.

Plains All American Pipeline, L.P.

Summary Financial Information (1) (unaudited)

(in millions, except per unit data)

	Three Months Ended
	March 31,		%
	2015	2014	Change
Net income attributable to PAA	$283	$384	-26%

Diluted net income per limited partner unit	$0.35	$0.73	-52%

Diluted weighted average limited partner units outstanding	385	363	6%

EBITDA	$509	$607	-16%

	Three Months Ended
	March 31,		%
	2015	2014	Change
Adjusted net income attributable to PAA	$369	$352	5%

Diluted adjusted net income per limited partner unit	$0.57	$0.65	-12%

Adjusted EBITDA	$622	$567	10%

Distribution per limited partner unit declared for the period	$0.685	$0.630	8.7%

(1)                                     PAA’s reported results include the impact of items that affect comparability between reporting periods. The impact of certain of these items is excluded from adjusted results.  See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the tables attached hereto for information regarding certain selected items that PAA believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures (such as adjusted EBITDA) and their reconciliation to the most directly comparable measures as reported in accordance with GAAP.

“PAA reported solid first quarter results, with adjusted EBITDA coming in about $12 million above the high end of our quarterly guidance range,” said Greg L. Armstrong, Chairman and CEO of Plains All American.  “PAA will pay a quarterly distribution of $0.685 per limited partner unit next week, which is the equivalent of $2.74 per unit on an annualized basis, while PAGP will pay a quarterly distribution of $0.222 per Class A share, or $0.888 per share on an annualized basis.  Such distributions represent an 8.7% and 30.2% increase over comparative distributions paid in the same quarter of 2014, respectively.

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“Over the intermediate to long-term, we remain very constructive on the outlook for the North American crude oil industry. As part of our ongoing effort to address the industry’s long-term infrastructure requirements, PAA increased its targeted 2015 expansion capital program by approximately 16% to $2.15 billion.”

Armstrong added, “Over the near term, however, we are more cautious as high crude oil inventory levels present a challenge for the industry.  As a result, despite PAA’s first quarter over-performance relative to guidance, we have elected to leave our full year operating and financial guidance essentially unchanged.  Importantly, PAA remains well positioned to manage through industry down cycles.  PAA ended the first quarter of 2015 with $4.4 billion of committed liquidity, a strong balance sheet and credit metrics that are consistent with or favorable to our targeted levels.”

The following table summarizes selected PAA financial information by segment for the first quarter of 2015:

Summary of Selected Financial Data by Segment (1) (unaudited)

(in millions)

	Three Months Ended			Three Months Ended
	March 31, 2015			March 31, 2014
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Reported segment profit	$241	$142	$130	$206	$154	$249

Selected items impacting the comparability of segment profit (2)	5	2	101	7	5	(55)

Adjusted segment profit	$246	$144	$231	$213	$159	$194

Percentage change in adjusted segment profit versus 2014 period	15%	-9%	19%

(1)                                     PAA’s reported results include the impact of items that affect comparability between reporting periods. The impact of certain of these items is excluded from adjusted results. See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the tables attached hereto for information regarding certain selected items that PAA believes impact comparability of financial results between reporting periods.

(2)                                     Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

First-quarter 2015 Transportation adjusted segment profit increased 15% versus comparable 2014 results. This increase was primarily driven by higher crude oil pipeline volumes associated with recently completed organic growth projects and earnings from our 50% interest in the BridgeTex pipeline.  In addition, certain of our Canadian terminals were reclassified from the Facilities segment to the Transportation segment in the second quarter of 2014.

First-quarter 2015 Facilities adjusted segment profit exceeded the high end of our quarterly guidance range but decreased by 9% over comparable 2014 results. This decrease was primarily due to lower revenues from our rail terminals due to lower fees related to the movement of certain volumes of Bakken crude oil, unfavorable foreign currency impacts on Canadian natural gas liquids (“NGL”) activities and the reclassification of certain Canadian terminals to the Transportation segment.

First-quarter 2015 Supply and Logistics adjusted segment profit increased by 19% over comparable 2014 results. This increase was primarily driven by favorable NGL market conditions, offset partially by crude oil differentials that were not as favorable in 2015 as they were in 2014. Additionally, 2014’s first quarter results included costs to manage deliverability requirements associated with our natural gas storage activities, which were not incurred in the current year period.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

Plains GP Holdings

PAGP’s sole assets are its ownership interest in PAA’s general partner and incentive distribution rights.  As the control entity of PAA, PAGP consolidates PAA’s results into its financial statements, which is reflected in the condensed consolidating balance sheet and income statement tables included at the end of this release.  Information regarding PAGP’s distributions is reflected below:

	Q1 2015	Q4 2014	Q1 2014
Distribution per Class A share declared for the period	$0.222	$0.203	$0.17055
Q1 2015 distribution percentage growth from prior periods		9.4%	30.2%

Conference Call

PAA and PAGP will hold a conference call on May 6, 2015 (see details below).  Prior to this conference call, PAA will furnish a current report on Form 8-K, which will include material in this news release as well as PAA’s financial and operational guidance for the second quarter and full year of 2015.  A copy of the Form 8-K will be available at www.plainsallamerican.com, where PAA and PAGP routinely post important information.

The PAA and PAGP conference call will be held at 11:00 a.m. EDT on Wednesday, May 6, 2015 to discuss the following items:

1.              PAA’s first-quarter 2015 performance;

2.              The status of major expansion projects;

3.              Capitalization and liquidity;

4.              Financial and operating guidance for the second quarter and full year of 2015; and

5.              PAA and PAGP’s outlook for the future.

Conference Call Access Instructions

To access the Internet webcast of the conference call, please go to www.plainsallamerican.com, navigate to “Investor Relations,” select “PAA” or “PAGP,” then “News & Events,” and then “Quarterly Earnings.”  Following the live webcast, the call will be archived for a period of sixty (60) days on the website.

Alternatively, access to the live conference call is available by dialing toll free (800) 230-1059. International callers should dial (612) 288-0337.  No password is required.  The slide presentation accompanying the conference call will be available a few minutes prior to the call at the above referenced website.

Telephonic Replay Instructions

To listen to a telephonic replay of the conference call, please dial (800) 475-6701, or (320) 365-3844 for international callers, and enter replay access code 356914.  The replay will be available beginning Wednesday, May 6, 2015, at approximately 1:00 p.m. EDT and will continue until 12:59 a.m. EDT on June 6, 2015.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

Non-GAAP Financial Measures and Selected Items Impacting Comparability

To supplement our financial information presented in accordance with GAAP, management uses additional measures that are known as “non-GAAP financial measures” (such as adjusted EBITDA and implied distributable cash flow (“DCF”)) in its evaluation of past performance and prospects for the future. Management believes that the presentation of such additional financial measures provides useful information to investors regarding our performance and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) provide additional information about our core operating performance and ability to generate and distribute cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) present measurements that investors, rating agencies and debt holders have indicated are useful in assessing us and our results of operations. These measures may exclude, for example, (i) charges for obligations that are expected to be settled with the issuance of equity instruments, (ii) the mark-to-market of derivative instruments that are related to underlying activities in another period (or the reversal of such adjustments from a prior period), gains and losses on derivatives that are related to investing activities (such as the purchase of linefill) and inventory valuation adjustments, as applicable, (iii) long-term inventory costing adjustments, (iv) items that are not indicative of our core operating results and business outlook and/or (v) other items that we believe should be excluded in understanding our core operating performance. We have defined all such items as “Selected Items Impacting Comparability.”  We consider an understanding of these selected items impacting comparability to be material to the evaluation of our operating results and prospects.

Although we present selected items that we consider in evaluating our performance, you should also be aware that the items presented do not represent all items that affect comparability between the periods presented. Variations in our operating results are also caused by changes in volumes, prices, exchange rates, mechanical interruptions, acquisitions and numerous other factors. These types of variations are not separately identified in this release, but will be discussed, as applicable, in management’s discussion and analysis of operating results in our Quarterly Report on Form 10-Q.

Adjusted EBITDA and other non-GAAP financial measures are reconciled to the most comparable measures as reported in accordance with GAAP for the periods presented in the tables attached to this release, and should be viewed in addition to, and not in lieu of, our Consolidated Financial Statements and notes thereto. In addition, PAA maintains on its website (www.plainsallamerican.com) a reconciliation of adjusted EBITDA and certain commonly used non-GAAP financial information to the most comparable GAAP measures. To access the information, investors should click on “PAA” under the “Investor Relations” tab on the home page, select the “Financial Information” tab and navigate to the “Non-GAAP Reconciliations” link.

Forward Looking Statements

Except for the historical information contained herein, the matters discussed in this release consist of forward-looking statements that involve certain risks and uncertainties that could cause actual results or outcomes to differ materially from results or outcomes anticipated in the forward-looking statements. These risks and uncertainties include, among other things, failure to implement or capitalize, or delays in implementing or capitalizing, on planned growth projects; declines in the volume of crude oil, refined product and NGL shipped, processed, purchased, stored, fractionated and/or gathered at or through the use of our facilities, whether due to declines in production from existing oil and gas reserves, failure to develop or slowdown in the development of additional oil and gas reserves, whether from reduced cash flow to fund drilling or the inability to access capital,  or other factors; unanticipated changes in crude oil market structure, grade differentials and volatility (or lack thereof); environmental

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

liabilities or events that are not covered by an indemnity, insurance or existing reserves; fluctuations in refinery capacity in areas supplied by our mainlines and other factors affecting demand for various grades of crude oil, refined products and natural gas and resulting changes in pricing conditions or transportation throughput requirements; the effects of competition; the occurrence of a natural disaster, catastrophe, terrorist attack or other event, including attacks on our electronic and computer systems; tightened capital markets or other factors that increase our cost of capital or limit our ability to obtain debt or equity financing on satisfactory terms to fund additional acquisitions, expansion projects, working capital requirements and the repayment or refinancing of indebtedness; weather interference with business operations or project construction, including the impact of extreme weather events or conditions; continued creditworthiness of, and performance by, our counterparties, including financial institutions and trading companies with which we do business; maintenance of our credit rating and ability to receive open credit from our suppliers and trade counterparties; the currency exchange rate of the Canadian dollar; the availability of, and our ability to consummate, acquisition or combination opportunities; the successful integration and future performance of acquired assets or businesses and the risks associated with operating in lines of business that are distinct and separate from our historical operations; the effectiveness of our risk management activities; shortages or cost increases of supplies, materials or labor; the impact of current and future laws, rulings, governmental regulations, accounting standards and statements and related interpretations; non-utilization of our assets and facilities; increased costs, or lack of availability, of insurance; fluctuations in the debt and equity markets, including the price of our units at the time of vesting under our long-term incentive plans; risks related to the development and operation of our facilities, including our ability to satisfy our contractual obligations to our customers at our facilities; factors affecting demand for natural gas and natural gas storage services and rates; general economic, market or business conditions and the amplification of other risks caused by volatile financial markets, capital constraints and pervasive liquidity concerns; and other factors and uncertainties inherent in the transportation, storage, terminalling and marketing of crude oil and refined products, as well as in the storage of natural gas and the processing, transportation, fractionation, storage and marketing of natural gas liquids as discussed in the Partnerships’ filings with the Securities and Exchange Commission.

Plains All American Pipeline, L.P. is a publicly traded master limited partnership that owns and operates midstream energy infrastructure and provides logistics services for crude oil, natural gas liquids (“NGL”), natural gas and refined products. PAA owns an extensive network of pipeline transportation, terminalling, storage and gathering assets in key crude oil and NGL producing basins and transportation corridors and at major market hubs in the United States and Canada. On average, PAA handles over 4.2 million barrels per day of crude oil and NGL on its pipelines. PAA is headquartered in Houston, Texas.

Plains GP Holdings is a publicly traded entity that owns an interest in the general partner and incentive distribution rights of Plains All American Pipeline, L.P., one of the largest energy infrastructure and logistics companies in North America. PAGP is headquartered in Houston, Texas.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per unit data)

	Three Months Ended
	March 31,
	2015	2014

REVENUES	$5,942	$11,684

COSTS AND EXPENSES
Purchases and related costs	5,042	10,670
Field operating costs	346	336
General and administrative expenses	78	89
Depreciation and amortization	107	96
Total costs and expenses	5,573	11,191

OPERATING INCOME	369	493

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	37	20
Interest expense, net	(102)	(78)
Other expense, net	(4)	(2)

INCOME BEFORE TAX	300	433
Current income tax expense	(42)	(36)
Deferred income tax benefit/(expense)	26	(12)

NET INCOME	284	385
Net income attributable to noncontrolling interests	(1)	(1)
NET INCOME ATTRIBUTABLE TO PAA	$283	$384

NET INCOME ATTRIBUTABLE TO PAA:
LIMITED PARTNERS	$138	$268
GENERAL PARTNER	$145	$116

BASIC NET INCOME PER LIMITED PARTNER UNIT	$0.36	$0.74

DILUTED NET INCOME PER LIMITED PARTNER UNIT	$0.35	$0.73

BASIC WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING	383	360

DILUTED WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING	385	363

ADJUSTED RESULTS

(in millions, except per unit data)

	Three Months Ended
	March 31,
	2015	2014

ADJUSTED NET INCOME ATTRIBUTABLE TO PAA	$369	$352

DILUTED ADJUSTED NET INCOME PER LIMITED PARTNER UNIT	$0.57	$0.65

ADJUSTED EBITDA	$622	$567

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED BALANCE SHEET DATA

(in millions)

	March 31,	December 31,
	2015	2014
ASSETS
Current assets	$3,453	$4,179
Property and equipment, net	12,484	12,272
Goodwill	2,435	2,465
Investments in unconsolidated entities	1,784	1,735
Linefill and base gas	960	930
Long-term inventory	149	186
Other long-term assets, net	459	489
Total assets	$21,724	$22,256

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$3,531	$4,755
Senior notes, net of unamortized discount	8,758	8,757
Other long-term debt	5	5
Other long-term liabilities and deferred credits	594	548
Total liabilities	12,888	14,065

Partners’ capital excluding noncontrolling interests	8,778	8,133
Noncontrolling interests	58	58
Total partners’ capital	8,836	8,191
Total liabilities and partners’ capital	$21,724	$22,256

DEBT CAPITALIZATION RATIOS

(in millions)

	March 31,	December 31,
	2015	2014
Short-term debt	$553	$1,287
Long-term debt	8,763	8,762
Total debt	$9,316	$10,049

Long-term debt	$8,763	$8,762
Partners’ capital	8,836	8,191
Total book capitalization	$17,599	$16,953
Total book capitalization, including short-term debt	$18,152	$18,240

Long-term debt-to-total book capitalization	50%	52%
Total debt-to-total book capitalization, including short-term debt	51%	55%

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED FINANCIAL DATA BY SEGMENT

(in millions)

	Three Months Ended			Three Months Ended
	March 31, 2015			March 31, 2014
			Supply and			Supply and
	Transportation	Facilities	Logistics	Transportation	Facilities	Logistics
Revenues (1)	$400	$257	$5,634	$387	$299	$11,368
Purchases and related costs (1)	(30)	(4)	(5,353)	(37)	(26)	(10,975)
Field operating costs (1) (2)	(136)	(91)	(118)	(129)	(97)	(106)
Equity-indexed compensation expense - operations	(3)	(1)	(1)	(4)	(1)	(1)
Segment general and administrative expenses (2) (3)	(22)	(15)	(27)	(22)	(13)	(26)
Equity-indexed compensation expense - general and administrative	(5)	(4)	(5)	(9)	(8)	(11)
Equity earnings in unconsolidated entities	37	—	—	20	—	—
Reported segment profit	$241	$142	$130	$206	$154	$249
Selected items impacting comparability of segment profit (4)	5	2	101	7	5	(55)
Adjusted segment profit	$246	$144	$231	$213	$159	$194

Maintenance capital	$33	$15	$2	$34	$10	$2

(1)                                     Includes intersegment amounts.

(2)                                     Field operating costs and Segment general and administrative expenses exclude equity-indexed compensation expense, which is presented separately in the table above.

(3)                                     Segment general and administrative expenses reflect direct costs attributable to each segment and an allocation of other expenses to the segments. The proportional allocations by segment require judgment by management and are based on the business activities that exist during each period.

(4)                                     Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

OPERATING DATA (1)

	Three Months Ended
	March 31,
	2015	2014

Transportation segment (average daily volumes in thousands of barrels per day):
Tariff activities
Crude Oil Pipelines
All American	36	33
Bakken Area Systems	152	131
Basin / Mesa / Sunrise	821	745
BridgeTex	83	—
Capline	153	126
Eagle Ford Area Systems	263	189
Line 63 / Line 2000	136	125
Manito	53	45
Mid-Continent Area Systems	371	326
Permian Basin Area Systems	754	760
Rainbow	118	120
Rangeland	62	69
Salt Lake City Area Systems	130	131
South Saskatchewan	66	64
White Cliffs	47	23
Other	687	650
NGL Pipelines
Co-Ed	61	57
Other	130	116
Tariff activities total	4,123	3,710
Trucking	121	130
Transportation segment total	4,244	3,840

Facilities segment (average monthly volumes):
Crude oil, refined products and NGL terminalling and storage (average monthly capacity in millions of barrels)	99	95
Rail load / unload volumes (average volumes in thousands of barrels per day)	206	229
Natural gas storage (average monthly working capacity in billions of cubic feet)	97	97
NGL fractionation (average volumes in thousands of barrels per day)	102	92
Facilities segment total (average monthly volumes in millions of barrels) (2)	124	121

Supply and Logistics segment (average daily volumes in thousands of barrels per day):
Crude oil lease gathering purchases	981	893
NGL sales	286	273
Supply and Logistics segment total	1,267	1,166

(1)                                     Volumes associated with assets employed through acquisitions and capital expansion projects represent total volumes (attributable to our interest) for the number of days or months we employed the assets divided by the number of days or months in the period.

(2)                                     Facilities segment total is calculated as the sum of: (i) crude oil, refined products and NGL terminalling and storage capacity; (ii) rail load and unload volumes multiplied by the number of days in the period and divided by the number of months in the period; (iii) natural gas storage working capacity divided by 6 to account for the 6:1 mcf of natural gas to crude Btu equivalent ratio and further divided by 1,000 to convert to monthly volumes in millions; and (iv) NGL fractionation volumes multiplied by the number of days in the period and divided by the number of months in the period.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED NET INCOME PER LIMITED PARTNER UNIT

(in millions, except per unit data)

	Three Months Ended
	March 31,
	2015	2014
Basic Net Income per Limited Partner Unit
Net income attributable to PAA	$283	$384
Less: General partner’s incentive distribution (1)	(142)	(110)
Less: General partner 2% ownership (1)	(3)	(6)
Net income available to limited partners	138	268
Less: Undistributed earnings allocated and distributions to participating securities (1)	(2)	(2)
Net income available to limited partners in accordance with application of the two-class method for MLPs	$136	$266

Basic weighted average limited partner units outstanding	383	360

Basic net income per limited partner unit	$0.36	$0.74

Diluted Net Income per Limited Partner Unit
Net income attributable to PAA	$283	$384
Less: General partner’s incentive distribution (1)	(142)	(110)
Less: General partner 2% ownership (1)	(3)	(6)
Net income available to limited partners	138	268
Less: Undistributed earnings allocated and distributions to participating securities (1)	(2)	(2)
Net income available to limited partners in accordance with application of the two-class method for MLPs	$136	$266

Basic weighted average limited partner units outstanding	383	360
Effect of dilutive securities: Weighted average LTIP units (2)	2	3
Diluted weighted average limited partner units outstanding	385	363

Diluted net income per limited partner unit	$0.35	$0.73

(1)                                     We calculate net income available to limited partners based on the distributions pertaining to the current period’s net income.  After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to the general partner, limited partners and participating securities in accordance with the contractual terms of the partnership agreement and as further prescribed under the two-class method.

(2)                                     Our Long-term Incentive Plan (“LTIP”) awards that contemplate the issuance of common units are considered dilutive unless (i) vesting occurs only upon the satisfaction of a performance condition and (ii) that performance condition has yet to be satisfied. LTIP awards that are deemed to be dilutive are reduced by a hypothetical unit repurchase based on the remaining unamortized fair value, as prescribed by the treasury stock method in guidance issued by the FASB.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED ITEMS IMPACTING COMPARABILITY

(in millions, except per unit data)

	Three Months Ended
	March 31,
	2015	2014
Selected Items Impacting Comparability - Income/(Loss) (1):
Gains/(losses) from derivative activities net of inventory valuation adjustments (2)	$(91)	$65
Long-term inventory costing adjustments (3)	(38)	—
Equity-indexed compensation expense (4)	(11)	(19)
Net gain/(loss) on foreign currency revaluation	27	(5)
Tax effect on selected items impacting comparability	27	(9)
Selected items impacting comparability of net income attributable to PAA	$(86)	$32

Impact to basic net income per limited partner unit	$(0.22)	$0.09
Impact to diluted net income per limited partner unit	$(0.22)	$0.08

(1)                                     Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(2)                                     Includes mark-to-market gains and losses resulting from derivative instruments that are related to underlying activities in another period (or the reversal of mark-to-market gains and losses from a prior period), gains and losses on derivatives that are related to investing activities (such as the purchase of linefill) and inventory valuation adjustments, as applicable.

(3)                                     Includes the impact of changes in the average cost of long-term inventory that result from fluctuations in market prices and writedowns of such inventory that result from price declines. Long-term inventory consists of minimum working inventory requirements in third-party assets and other working inventory needed for our commercial operations. We consider this inventory necessary to conduct our operations and we intend to carry this inventory for the foreseeable future. Therefore, we classify this inventory as long-term on our balance sheet and do not hedge the inventory with derivative instruments (similar to Linefill in our own assets). See Note 5 to our Consolidated Financial Statements included in Part IV of our 2014 Annual Report on Form 10-K for a complete discussion of our long-term inventory.

(4)                                     Includes equity-indexed compensation expense associated with LTIP awards that will or may be settled in units, as the dilutive impact of these outstanding awards is included in our diluted net income per unit calculation and the majority of these awards are expected to be settled in units.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF ADJUSTED BASIC AND DILUTED EARNINGS PER LIMITED PARTNER UNIT

(in millions, except per unit data)

	Three Months Ended
	March 31,
	2015	2014
Basic Adjusted Net Income per Limited Partner Unit
Net income attributable to PAA	$283	$384
Selected items impacting comparability of net income attributable to PAA (1)	86	(32)
Adjusted net income attributable to PAA	369	352
Less: General partner’s incentive distribution (2)	(142)	(110)
Less: General partner 2% ownership (2)	(5)	(5)
Adjusted net income available to limited partners	222	237
Less: Undistributed earnings allocated and distributions to participating securities (2)	(2)	(2)
Adjusted limited partners’ net income	$220	$235

Basic weighted average limited partner units outstanding	383	360

Basic adjusted net income per limited partner unit	$0.58	$0.65

Diluted Adjusted Net Income per Limited Partner Unit
Net income attributable to PAA	$283	$384
Selected items impacting comparability of net income attributable to PAA (1)	86	(32)
Adjusted net income attributable to PAA	369	352
Less: General partner’s incentive distribution (2)	(142)	(110)
Less: General partner 2% ownership (2)	(5)	(5)
Adjusted net income available to limited partners	222	237
Less: Undistributed earnings allocated and distributions to participating securities (2)	(2)	(2)
Adjusted limited partners’ net income	$220	$235

Diluted weighted average limited partner units outstanding	385	363

Diluted adjusted net income per limited partner unit	$0.57	$0.65

(1)                                     Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(2)                                     We calculate adjusted net income available to limited partners based on the distributions pertaining to the current period’s net income.  After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to the general partner, limited partners and participating securities in accordance with the contractual terms of the partnership agreement and as further prescribed under the two-class method.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

FINANCIAL DATA RECONCILIATIONS

(in millions)

	Three Months Ended
	March 31,
	2015	2014
Net Income to Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Excluding Selected Items Impacting Comparability (“Adjusted EBITDA”) Reconciliations
Net Income	$284	$385
Add: Interest expense, net	102	78
Add: Income tax expense	16	48
Add: Depreciation and amortization	107	96
EBITDA	$509	$607
Selected items impacting comparability of EBITDA (1)	113	(40)
Adjusted EBITDA	$622	$567

(1)                                     Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

	Three Months Ended
	March 31,
	2015	2014
Adjusted EBITDA to Implied Distributable Cash Flow (“DCF”) Reconciliation
Adjusted EBITDA	$622	$567
Interest expense, net	(102)	(78)
Maintenance capital	(50)	(46)
Current income tax expense	(42)	(36)
Equity earnings in unconsolidated entities, net of distributions	17	5
Distributions to noncontrolling interests (1)	(1)	(1)
Implied DCF	$444	$411

(1)                                     Includes distributions that pertain to the current period’s net income, which are paid in the subsequent period.

	Three Months Ended
	March 31,
	2015	2014
Net Cash Provided by Operating Activities Reconciliation
EBITDA	$509	$607
Current income tax expense	(42)	(36)
Interest expense, net	(102)	(78)
Net change in assets and liabilities, net of acquisitions	348	295
Other items to reconcile to net cash provided by operating activities:
Equity-indexed compensation expense	19	34
Net cash provided by operating activities	$732	$822

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three Months Ended			Three Months Ended
	March 31, 2015			March 31, 2014
	PAA	Consolidating Adjustments (1)	PAGP	PAA	Consolidating Adjustments (1)	PAGP

REVENUES	$5,942	$—	$5,942	$11,684	$—	$11,684

COSTS AND EXPENSES
Purchases and related costs	5,042	—	5,042	10,670	—	10,670
Field operating costs	346	—	346	336	—	336
General and administrative expenses	78	1	79	89	1	90
Depreciation and amortization	107	1	108	96	—	96
Total costs and expenses	5,573	2	5,575	11,191	1	11,192

OPERATING INCOME	369	(2)	367	493	(1)	492

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	37	—	37	20	—	20
Interest expense, net	(102)	(2)	(104)	(78)	(3)	(81)
Other expense, net	(4)	—	(4)	(2)	—	(2)

INCOME BEFORE TAX	300	(4)	296	433	(4)	429
Current income tax expense	(42)	—	(42)	(36)	—	(36)
Deferred income tax benefit/(expense)	26	(18)	8	(12)	(9)	(21)

NET INCOME	284	(22)	262	385	(13)	372
Net income attributable to noncontrolling interests	(1)	(230)	(231)	(1)	(357)	(358)
NET INCOME ATTRIBUTABLE TO PAGP	$283	$(252)	$31	$384	$(370)	$14

BASIC AND DILUTED NET INCOME PER CLASS A SHARE			$0.14			$0.11

BASIC AND DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			212			135

(1)                                     Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING BALANCE SHEET DATA

(in millions)

	March 31, 2015			December 31, 2014
	PAA	Consolidating Adjustments (1)	PAGP	PAA	Consolidating Adjustments (1)	PAGP
ASSETS
Current assets	$3,453	$2	$3,455	$4,179	$2	$4,181
Property and equipment, net	12,484	20	12,504	12,272	20	12,292
Goodwill	2,435	—	2,435	2,465	—	2,465
Investments in unconsolidated entities	1,784	—	1,784	1,735	—	1,735
Deferred tax asset	—	1,850	1,850	—	1,705	1,705
Linefill and base gas	960	—	960	930	—	930
Long-term inventory	149	—	149	186	—	186
Other long-term assets, net	459	—	459	489	—	489
Total assets	$21,724	$1,872	$23,596	$22,256	$1,727	$23,983

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$3,531	$1	$3,532	$4,755	$1	$4,756
Senior notes, net of unamortized discount	8,758	—	8,758	8,757	—	8,757
Other long-term debt	5	559	564	5	536	541
Other long-term liabilities and deferred credits	594	—	594	548	—	548
Total liabilities	12,888	560	13,448	14,065	537	14,602

Partners’ capital excluding noncontrolling interests	8,778	(6,974)	1,804	8,133	(6,476)	1,657
Noncontrolling interests	58	8,286	8,344	58	7,666	7,724
Total partners’ capital	8,836	1,312	10,148	8,191	1,190	9,381
Total liabilities and partners’ capital	$21,724	$1,872	$23,596	$22,256	$1,727	$23,983

(1)                                     Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

DISTRIBUTION SUMMARY (unaudited)

Q1 2015 PAGP DISTRIBUTION SUMMARY

(in millions, except per unit and per share data)

Q1 2015 (1)
PAA Distribution/LP Unit	$0.6850
GP Distribution/LP Unit	$0.3722
Total Distribution/LP Unit	$1.0572

PAA LP Units Outstanding at 5/1/15	397

Gross GP Distribution	$153
Less: IDR Reduction	(6)
Net Distribution from PAA to AAP (2)	$148
Less: Debt Service	(2)
Less: G&A Expense	(1)
Cash Available for Distribution by AAP	$145

Distributions to AAP Partners
Direct AAP Owners & AAP Management (65.7% economic interest)	$95
PAGP (34.3% economic interest)	50
Total distributions to AAP Partners	$145

Distribution to PAGP Investors	$50
PAGP Class A Shares Outstanding at 5/1/15	224
PAGP Distribution/Class A Share	$0.222

(1)                                     Amounts may not recalculate due to rounding.

(2)                                     Plains AAP, L.P. (“AAP”) is the general partner of PAA.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED NET INCOME PER CLASS A SHARE

(in millions, except per share data)

	Three Months Ended
	March 31,
	2015	2014
Basic and Diluted Net Income per Class A Share
Net income attributable to PAGP	$31	$14
Basic and diluted weighted average Class A shares outstanding	212	135

Basic and diluted net income per Class A share	$0.14	$0.11

Contacts:

Ryan Smith	Al Swanson
Director, Investor Relations	Executive Vice President, CFO
(866) 809-1291	(800) 564-3036

###

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291